UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): August 22, 2006

                         PLANETLINK COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)

           Georgia                  000-31763        58-2466623
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(State or other jurisdiction       (Commission      (IRS Employer
      of incorporation)            File Number)   Identification No.)

                     1415 Bookhout Drive, Cumming, GA, 30041
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          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code (678) 455-7075


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS.

On August 22, 2006, we amended our Amended and Restated Articles of Incorporation to add a Certificate of Designation for Series A Convertible Preferred Stock. Each share of Series A Stock is convertible after August 15, 2007, at the option of the holder, into 100 shares of common stock. Each share of Series A Stock is entitled to be voted equally with the common stock and not as a separate class. Each share of Series A Stock is equal to the number of votes of 500 shares of common stock.

The foregoing description of the terms and conditions of the contract is qualified in its entirety by, and made subject to, the more complete information set forth in the Certificate of Designation filed as exhibit 3.1, incorporated herewith.

This report may contain forward-looking statements that involve risks and uncertainties, including, without limitation, statements concerning our business and possible or assumed future results of operations. We generally use words such as "believe," "may," "could," "will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons including: our ability to continue as a going concern, adverse economic changes affecting markets we serve; competition in our markets and industry segments; our timing and the profitability of entering new markets; greater than expected costs, customer acceptance of our products or difficulties related to our integration of the businesses we may acquire; and other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NUMBER    DESCRIPTION
--------------    -----------
3.1               Certificate of Designation for Series A Convertible Preferred
                  Stock

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 PlanetLink Communications, Inc.
                                                 -------------------------------
                                                 (Registrant)
Date August 28, 2006

                                                 By: /s/ Dewey  Bain
                                                 -------------------------------
                                                     Dewey Bain
                                                     Chief Executive Officer